UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2023

GX Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-40226	85-3189810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1325 Avenue of the Americas, 28th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 616-3700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	GXIIU	The NASDAQ Stock Market LLC

Class A Common Stock, par value $0.0001 per share	GXII	The NASDAQ Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	GXIIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on September 25, 2022, GX Acquisition Corp. II, a Delaware corporation (“GX”), NioCorp Developments Ltd., a company organized under the laws of the Province of British Columbia (“NioCorp”), and Big Red Merger Sub Ltd, a Delaware corporation and a direct, wholly owned subsidiary of NioCorp, entered into a business combination agreement (the “Business Combination Agreement”). The transactions contemplated by the Business Combination Agreement were approved by a separate vote of the NioCorp shareholders and the GX stockholders on March 10, 2023 and March 15, 2023, respectively and were consummated on March 17, 2023.

On February 8, 2023, GX filed with the Securities and Exchange Commission a definitive proxy statement (the “Definitive Proxy Statement”) relating to GX’s special meeting of its stockholders (the “Special Meeting”) contemplated to be held on March 20, 2023 for the purpose of seeking an extension (the “Extension”) of the date by which GX must complete its initial business combination.

On March 17, 2023, GX announced that, because the transactions contemplated by the Business Combination Agreement were consummated on March 17, 2023, it has decided to (i) no longer pursue an Extension and (ii) cancel the Special Meeting without bringing the proposal for an Extension to its stockholders. A copy of the announcement by GX related to such determination is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated March 17, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GX Acquisition Corp. II

	By:	/s/ Jay R. Bloom
		Name:	Jay R. Bloom
		Title:	Co-Chief Executive Officer and Co-Chairman

Dated: March 17, 2023

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